[Scudder Investments logo]

Scudder Flag Investors Equity Partners Fund

Classes A, B, C and Institutional

Semiannual Report

November 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Flag Investors Equity Partners Fund	Nasdaq Symbol	CUSIP Number
Class A	FLEPX	33832P109
Class B	FEPBX	33832P208
Class C	FEPCX	33832P406
Institutional Class	FLIPX	33832P307

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Flag Investors Equity Partners Fund	6-Month	1-Year	3-Year	5-Year	Life of Class**
Class A	-13.10%	-11.20%	-2.58%	3.47%	11.15%
Class B	-13.43%	-11.83%	-3.31%	2.70%	10.34%
S&P 500 Index++	-11.48%	-16.50%	-11.12%	.97%	10.59%

Scudder Flag Investors Equity Partners Fund	6-Month	1-Year	3-Year	Life of Class***
Class C	-13.43%	-11.83%	-3.30%	2.27%
S&P 500 Index++	-11.48%	-16.50%	-11.12%	-2.55%

Scudder Flag Investors Equity Partners Fund	6-Month	1-Year	3-Year	5-Year	Life of Class****
Institutional Class+	-12.98%	-10.94%	-2.32%	3.73%	9.10%
S&P 500 Index++	-11.48%	-16.50%	-11.12%	.97%	7.42%

Sources: Lipper, Inc. and Deutsche Asset Management

+ Institutional Class shares are not subject to sales charges.
Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/02	$ 19.70	$ 18.95	$ 18.95	$ 19.84
5/31/02	$ 22.67	$ 21.89	$ 21.89	$ 22.80

Class A Lipper Rankings*- Multi-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	198	of	474	42
3-Year	208	of	342	61
5-Year	90	of	237	38

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*(a) (Adjusted for Sales Charge)
[] Scudder Flag Investors Equity Partners Fund - Class A [] S&P 500 Index++

Yearly periods ended November 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***
Class A(b)	Growth of $10,000	$8,369	$8,713	$11,177	$21,473	-
	Average annual total return	-16.31%	-4.49%	2.25%	10.31%	-
Class B(b)	Growth of $10,000	$8,554	$8,873	$11,323	$21,519	-
	Average annual total return	-14.46%	-3.91%	2.52%	10.34%	-
Class C(b)	Growth of $10,000	$8,817	$9,043	-	-	$10,962
	Average annual total return	-11.83%	-3.30%	-	-	2.27%
S&P Index++	Growth of $10,000	$8,350	$7,020	$10,495	$21,841	$9,000
	Average annual total return	-16.50%	-11.12%	.97%	10.59%	-2.55%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment
[] Scudder Flag Investors Equity Partners Fund - Institutional Class [] S&P Index++

Yearly periods ended November 30

Comparative Results*
Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Class****
Institutional Class	Growth of $250,000	$222,650	$233,000	$300,300	$451,550
	Average annual total return	-10.94%	-2.32%	3.73%	9.10%
S&P Index++	Growth of $250,000	$208,750	$175,500	$262,375	$405,250
	Average annual total return	-16.50%	-11.12%	.97%	7.42%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* Returns and rankings for Class A, B and Institutional Class shares prior to 1998 reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on February 13, 1995. Index returns begin February 28, 1995.
*** The Class commenced operations on October 28, 1998. Index returns begin October 31, 1998.
****The Class commenced operations on February 14, 1996. Index returns begin February 29, 1996.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery continues. Its pace, however, is modest. And it is taking place in a series of starts and stops.

Earlier in the year, the economy seemed to be recovering steadily. How do we know? During the beginning of any economic slowdown, companies are fearful that consumers will not buy their products and they will be left with vast inventories of goods they cannot sell (and are costly to store). As a result, they liquidate inventories and slow their manufacturing. This happened during the start of the current slowdown. But in the earlier part of this year, as demand for manufactured goods became more steady, companies stopped trying so hard to reduce inventories and started manufacturing more goods. This suggested that a broad recovery was beginning. Unfortunately, companies didn't follow through by hiring more workers or investing in new equipment, which are other factors also essential to a recovery. As a result, the economy hit a slow patch during the late summer and early fall months - and manufacturing slipped back into the doldrums.

More recently, the economy appears to have improved. Fewer people are filing for unemployment benefits, the slowdown in manufacturing seems to be receding, and consumers are still spending money. As a result, we think it is unlikely that we will return to a recession. However, we expect economic momentum to build slowly, with growth not getting back to normal until late 2003.

Two warnings: This rebound will require continued assistance from the government, such as low interest rates and tax cuts. We don't think maintaining such policies will be a problem, however. The Federal Reserve is unlikely to raise interest rates until it sees concrete evidence of a recovery and won't hesitate to lower rates again if it needs to. And, the rebound we expect is based on the absence of adverse geopolitical shocks such as uncontained war in the Middle East.

If these risks can be avoided and the recovery gradually gathers steam, as we anticipate, interest rates will be affected. In the short-term, any change is unlikely. Longer-term, we expect interest rates to remain comparable to those seen in the 1950s and early 1960s, thanks to low inflation. Even after the economy recovers fully, the federal funds rate - the rate at which banks lend to each other overnight, and the rate on which other interest rates are based - might gradually rise from 1.25 percent to only 4 percent or 4.5 percent.

Economic Guideposts Data as of 11/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Because interest rates and bond prices tend to move in opposite directions, when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again - but not drastically.

As for the stock market, prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish everywhere. In most areas, we believe the slowdown is cyclical and will improve gradually next year. The exception is the 12 nations that comprise the European Monetary Union (EMU), which have been growing more slowly than the US for several decades. This can't be the result of cyclical factors alone - i.e., the natural acceleration and deceleration of an economy - so other problems (such as burdensome taxes and over-regulation) may exist. If so, these problems may continue to impede economic recovery in Europe.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of December 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Flag Investors Equity Partners Fund:
A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Scudder Flag Investors Equity Partners Fund's (the "fund") investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. ABIM, a registered investment advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Managers

Hobart C. Buppert II

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

• Managed the fund since 2002.

• Joined ABIM as a Vice President in 1980.

• 29 years of investment industry experience.

• Prior experience as portfolio manager at T. Rowe Price Associates and as portfolio manager and research analyst at Equitable Trust Company.

• BA and MBA from Loyola College.

• Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Lee S. Owen

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

• Managed the Fund since inception.

• Joined ABIM as a Vice President in 1983.

• 29 years of investment industry experience.

• Prior experience as portfolio manager at T. Rowe Price Associates.

• BA from Williams College and MBA from the University of Virginia.

• Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Effective August 19, 2002, Deutsche Asset Management changed the name of Deutsche Flag Investors Equity Partners Fund to Scudder Flag Investors Equity Partners Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand. This change does not affect the value of your investment or the way the fund is managed.

In the following interview, Portfolio Co-Manager Hobart Buppert discusses market conditions and Scudder Flag Investors Equity Partners Fund's investment strategy during the six months ended November 30, 2002.

Q: Before discussing the fund's performance, will you comment on the market environment that characterized the last six months?

A: At the start of the period - June 1, 2002 - the market continued to feel the effects of the extended downturn that began in March 2000. In July, the broad market reached levels not seen since 1998. Stocks bounced back relatively quickly as bargain hunters jumped in and took advantage of the best stock valuations seen in years. In September and early October, the market gave back earlier gains, as the Standard & Poor's 500 Index (S&P 500) dropped slightly below its July levels. After this brief decline, many stocks including technology and telecommunications stocks - two of the worst market sectors in this bear market - rallied through the end of this reporting period. These stock gains sparked some renewed investor enthusiasm for the equity markets.

Over the past six months, investor sentiment and liquidity issues resulted in net selling in the equity market. Investors remained concerned about corporate governance issues, unrest in the Middle East and a potential conflict with Iraq. During this period, investors sold some of their stock and stock mutual fund holdings. To respond to the redemption requests, many stock mutual fund managers sold stocks they might otherwise have held on to. This activity generated further pressure on the broad market. To give shareholders some additional perspective, in the six months ended November 30, 2002, investors moved more than $91 billion out of stock mutual fund investments, according to the Investment Company Institute - a mutual fund trade organization.

This liquidation phase is not unusual, and in our opinion, it has removed much of the excesses that existed in stock valuations going back to early 2000. And, while the sell-off has caused pressure on the stock market and investor psychology, it has also created unusually good opportunities for us to strengthen the fund's portfolio of investments. We have found stocks of solid companies at what appear to be "bargain-basement" prices, and have created a portfolio that we expect to achieve above-average returns for investors over the next several years.

Q: How did the fund perform during the six-month period?

A: The fund, like the broad market, lost ground for the six months ended November 30, 2002. Class A shares (unadjusted for sales charges) posted a total return of -13.10. The S&P 500 declined as well, posting a total return of -11.48 percent for the same period.

While we never like the fund to underperform its benchmark, six months is a very short time period, and we're gratified by the fund's performance throughout the duration of this extended bear market. The fund's Class A shares' total return (unadjusted for sales charges) outperformed the S&P 500 in 2000 (-0.22 percent versus -9.10 percent) and 2001 (+3.02 percent versus -11.88 percent) and continued to outperform for the first 11 months of 2002 (-14.76 percent versus -17.23 percent). Overall, the fund's Class A shares (unadjusted for sales charges) posted a cumulative return of -6.0 percent versus a -37.5 percent cumulative loss by the S&P 500 from March 31, 2000 through November 30, 2002. Although past performance doesn't guarantee future results, we're extremely pleased with these results.

Furthermore, maintaining a long-term perspective is critical when evaluating success or failure. For example, in baseball, the very best teams typically lose more than one-third of their games each season. Just this past year, the Anaheim Angels and the San Francisco Giants competed in the World Series after winning just slightly more than 60 percent of their games during the season. We believe the same holds true for investment returns. In any short period, this fund may underperform or outperform the S&P 500, but it is the fund's long-term record that is most important. To get a better perspective on the fund's long-term track record, please look at the performance figures for the fund, found on page 4 of this report. You'll find S&P 500 index returns there as well to use as a guide for comparison.

We attribute the fund's recent 1.62 percent short-term underperformance relative to the S&P 500 to the technology rally that occurred in October and November. While the fund has some technology names and exposure to technology through related service companies, it is not invested in the more volatile growth names that took off this period. That is because we don't think the latest rally in tech stocks is sustainable. It is a capital-intensive industry in which profit margins are still contracting. We view the technology sector as continuing to be a high-risk and volatile area in the market, in which the underlying value is difficult to determine.

Q: Will you elaborate on your investment strategy for the fund?

A: We choose stocks using a "flexible-value" equity investment philosophy. Rather than focusing on trends in the economy and financial markets, we analyze individual companies. We're what you call "bottom-up" investors. While we look for companies that we believe are undervalued, we don't restrict our stock picks to those with predefined price-to-earnings ratios or any other formula approach that would restrict the investment universe. We believe that all stocks - whether they are labeled growth or value - can become undervalued at some point based on market sentiment.

We look for companies with shareholder-oriented management that are trading at what we believe to be attractive prices relative to their intrinsic value. We make our decisions based on bottom-up fundamental research - choosing companies with solid or improving financial positions that we believe have the best potential for long-term growth. The fund's long-term approach enables it to take advantage of short-term market uncertainty, such as we endured this semiannual period. And we believe the extended market downturn has presented an opportunity for us to upgrade the prospects of the portfolio with stocks that are trading at what we think are unwarranted discounts. We consider ourselves to be long-term investors, as we tend to hold on to stocks from one to three years or longer if the company continues to meet our expectations. We'll generally sell a stock when its price fully reflects its growth potential or when we believe other investments offer better opportunities.

We have great confidence in our investment discipline and the potential it provides for strong long-term results. That being said, we don't expect that the process will enable the fund to outperform the S&P 500 every quarter, every six months or even every year. However, we seek to offer returns in the top half of the Morningstar Large Value category on an annual basis and in the first quartile in every rolling three- and five-year period. (The category is a group of funds with similar investment objectives to Scudder Flag Investors Equity Partners Fund.) If we can achieve those goals, then we believe our process will have consistently delivered value to our shareholders.

Q: How have you structured the fund to take advantage of the current market environment?

A: We have continued to stick to our knitting - using our flexible-value philosophy to help us uncover attractive long-term investment candidates. We consider ourselves opportunistic investors, and we have taken advantage of the market's weakness to add a wide variety of companies with strong growth potential. Part of a portfolio manager's responsibility is to upgrade the portfolio by continuously striving to find stocks of superior value. Some of the better-performing areas during this period were the financial and health care sectors.

Q: Will you elaborate on the fund's financial holdings and their impact on fund performance?

A: Financials represent the fund's largest sector weighting, and over the six-month period, they contributed to performance. We've found tremendous value in these stocks that - on balance - are generating earnings growth above the S&P 500, and returns on invested capital and returns on equity above the S&P 500, yet are trading at deep discounts to the index. Moreover, these favorable characteristics seem to be in place across the board, enabling us to broadly diversify the fund's holdings in banks, insurance companies, diversified financial companies and a real estate investment trust (REIT) - American Financial Realty Trust.

American Financial Realty Trust was added during the period and is now a top-10 holding. The REIT, which was offered to us at an attractive price in a Rule 144a offering has created a niche in the quickly consolidating banking industry. The REIT partners with banks in need of freeing up assets by disposing of their branch office buildings and excess real estate. It acquires the real estate and finds banks or other businesses to lease the property. In some cases, it may be leased to the same bank involved in the sale of the property to American Financial. We like this REIT's total return potential, as it pays an attractive dividend and has above-average growth prospects. While it is currently liquid only among accredited institutional investors, we expect the company to file for a public offering in the coming year, making it available to any investor.

Other strong, long-term financial performers in the fund include famed investor Warren Buffet's Berkshire Hathaway; XL Capital Ltd. - a Bermuda-based insurer; Citigroup - a diversified financial company; Freddie Mac - a facilitator of mortgage loans; and Countrywide Financial Corp. - a mortgage-lending company.

Q: Will you discuss the fund's health care positioning?

A: Our position in health care is primarily in service providers, but we are looking carefully at other areas within the health care industry where stock prices are depressed.

Wellpoint, a managed care company, performed well through most of this period but gave back a bit of its strong gains in October and November. Throughout the bear market, however, the stock has gained while the broad market has declined. We've also been pleased with the longer-term performance of Oxford Health, another managed care company, which has been in the fund for a number of years. These service providers have fared well over time due to favorable pricing power and good management.

Another factor that helped early in the period was the fund's limited exposure to drug companies. Drug stocks, on balance, have struggled over the last couple years. This selling pressure spilled over into some other health care-related companies as well. We took advantage of this weakness to add a position in Baxter Healthcare, a diversified medical products company, at a deeply discounted price. The company has strong cash flow, a strong earnings track record, good research and development capabilities and a sizeable sales force. We expect earnings at Baxter to grow faster than the S&P 500, but its stock price sells at a discount to the index. We're hoping to find similar opportunities within pharmaceutical companies in the next year.

Q: What is your outlook for the markets and the fund?

A: We are much more optimistic in our outlook for the market and the fund than we have been in quite some time. The S&P 500 faces its third down year in a row at the end of 2002, the first time this has occurred in 50 years. While we anticipate that the challenges the markets have been facing will continue into 2003, we believe that the economy is improving. The threat of war with Iraq and a potential slowdown in consumer spending continue to take a toll on the markets. However, the pricing of stocks is generally based on forward assumptions. We're cautiously optimistic that the equity market might have already priced in a "worst-case scenario" for the next six to 12 months. Unfortunately, a bell does not ring to signal the end of bear markets or to point out an undeniable buying opportunity in stocks. We hope that over the next few months, investors will gain optimism as they see more improving economic indicators and perhaps increased demand brought on by the low-interest-rate environment. If investor psychology improves, the money that has left the equity markets will eventually make its way back and begin to lift stock prices higher again.

Furthermore, price-to-earnings multiples of the broad market versus current interest rates indicate that better valuations exist in equities. For example, a 10-year US Treasury note yielding 4 percent provides the equivalent of a 25 price-to-earnings multiple (P/E) compared with the S&P 500's P/E ratio of 15 times next year's estimated operating earnings. Since we are long-term investors, this significant discount makes us excited about the prospects for equities.

Q: Are there any additional comments that you would like to make?

A: We would like to take this opportunity to thank you for your continued interest in and support of Scudder Flag Investors Equity Partners Fund. We will continue to manage this fund using our flexible-value philosophy. This investment approach has provided a strong long-term track record for the fund. The fund's current portfolio, in our opinion, offers great value for investors who see this as a long-term investment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Asset Allocation	11/30/02	5/31/02

Common Stocks	99%	95%
Repurchase Agreements	1%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/02	5/31/02

Financials	38%	39%
Industrials	26%	26%
Consumer Discretionary	14%	12%
Health Care	9%	8%
Telecommunication Services	5%	5%
Information Technology	3%	4%
Consumer Staples	3%	4%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2002 (44.9% of Portfolio)
1. Berkshire Hathaway, Inc. Holder owning subsidaries in a variety of business sectors	6.0%
2. Citigroup, Inc. Provider of diversified financial services	5.4%
3. American Standard Companies, Inc. Manufacturer of air conditioning systems, bathroom and kitchen fixtures	5.2%
4. Freddie Mac Supplier of mortgage credit	4.6%
5. American Financial Realty Trust Operator of a real estate trust	4.2%
6. XL Capital Ltd. Provider of insurance services	4.2%
7. Wellpoint Health Networks, Inc. Provider of healthcare services	4.0%
8. Canadian National Railway Co. Operator of railroads	3.9%
9. Cendant Corp. Provider of consumer and business services globally	3.8%
10. Clear Channel Communications, Inc. Operator of TV and radio stations	3.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 21. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002 (Unaudited)

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 13.9%
Automobiles 1.8%
General Motors Corp. (c)	120,000	4,764,000
Household Durables 2.0%
Blyth, Inc.	191,800	5,312,860
Media 6.3%
AOL Time Warner, Inc.*	226,000	3,699,620
Clear Channel Communications, Inc.*	226,300	9,834,998
Gannett Co., Inc.	50,000	3,562,500
		17,097,118
Multiline Retail 1.1%
BJ's Wholesale Club, Inc.* (c)	161,600	3,104,336
Specialty Retail 2.7%
TJX Companies, Inc.	378,400	7,405,288
Consumer Staples 2.7%
Food & Drug Retailing 1.4%
Safeway, Inc.*	159,700	3,797,666
Tobacco 1.3%
Philip Morris Companies, Inc.	97,500	3,677,700
Financials 37.2%
Banks 2.5%
Wells Fargo & Co.	145,000	6,700,450
Diversified Financials 15.3%
AmeriCredit Corp.*	362,400	3,015,168
Capital One Finance Corp. (c)	70,000	2,366,000
Citigroup, Inc.	375,772	14,610,015
Countrywide Financial Corp.	181,800	8,962,740
Freddie Mac	217,000	12,507,880
		41,461,803
Insurance 15.2%
Berkshire Hathaway, Inc. "B"*	6,800	16,394,800
Prudential Financial, Inc. (c)	272,000	8,181,760
Safeco Corp.	152,900	5,533,451
XL Capital Ltd. "A" (c)	137,008	11,336,042
		41,446,053
Real Estate 4.2%
American Financial Realty Trust*	1,000,000	11,500,000
Health Care 9.2%
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	143,000	4,574,570
Health Care Providers & Services 7.5%
Oxford Health Plans* (c)	257,900	9,418,508
Wellpoint Health Networks, Inc.*	166,600	10,967,278
		20,385,786
Industrials 26.0%
Aerospace & Defense 1.5%
United Technologies Corp.	63,600	3,973,092
Building Products 5.2%
American Standard Companies, Inc.*	190,000	14,151,200
Commercial Services & Supplies 12.2%
Allied Waste Industries, Inc.*	739,000	7,892,520
Cendant Corp.*	828,950	10,428,191
Concord EFS, Inc.* (c)	308,600	4,629,000
Convergys Corp.*	175,000	3,017,000
First Data Corp.	165,000	5,715,600
Sabre Holdings Corp.*	75,000	1,632,000
		33,314,311
Industrial Conglomerates 2.2%
Tyco International Ltd.	339,900	6,063,816
Machinery 1.0%
SPX Corp.* (c)	57,400	2,709,280
Road & Rail 3.9%
Canadian National Railway Co. (c)	260,000	10,667,800
Information Technology 3.1%
Computers & Peripherals
International Business Machines Corp.	98,200	8,553,220
Telecommunication Services 4.5%
Diversified Telecommunication Services
ALLTEL Corp.	171,600	9,451,728
SBC Communications, Inc.	94,200	2,684,700
		12,136,428
Utilities 2.4%
Gas Utilities
Kinder Morgan Management LLC (c)	213,566	6,609,871
Kinder Morgan, Inc.	202	8,298
		6,618,169
Total Common Stocks (Cost $212,252,177)		269,414,946

	Principal Amount ($)	Value ($)

Repurchase Agreements 1.0%
Goldman Sachs, 1.27%, dated 11/29/2002 to be repurchased at $2,680,284 on 12/2/2002 (b) (Cost $2,680,000)	2,680,000	2,680,000
Total Investment Portfolio - 100.0% (Cost $214,932,177) (a)		272,094,946

* Non-income producing security.
(a) The cost for federal income tax purposes was $214,932,177. At November 30, 2002, net unrealized appreciation for all securities based on tax cost was $57,162,769. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $75,065,111 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,902,342.
(b) Repurchase agreements are fully collateralized by US Treasury and Government agency securities.
(c) All or a portion of this security was on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2002 amounted to $18,539,293 (6.9% of net assets).

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $214,932,177)	$ 272,094,946
Collateral received for securities on loan	18,974,655
Cash	357
Dividends receivable	304,106
Interest receivable	11,317
Receivable for Fund shares sold	345,936
Total assets	291,731,317
Liabilities
Payable for investments purchased	1,446,530
Payable for Fund shares redeemed	252,967
Payable for collateral under securities lending agreements	18,974,655
Accrued advisory fee	177,601
Other accrued expenses and payables	248,375
Total liabilities	21,100,128
Net assets, at value	$ 270,631,189
Net Assets
Net assets consist of: Accumulated net investment loss	(357,281)
Net unrealized appreciation (depreciation) on investments	57,162,769
Accumulated net realized gain (loss)	4,204,561
Paid-in capital	209,621,140
Net assets, at value	$ 270,631,189

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($154,181,169 / 7,828,275 shares of capital stock outstanding, $.001 par value, 40,000,000 shares authorized)	$ 19.70
Maximum offering price per share (100 / 94.25 of $19.70)	$ 20.90
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($26,543,409 / 1,400,650 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 18.95
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,936,286 / 260,509 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 18.95
Institutional Class Net Asset Value, offering and redemption price per share ($84,970,325 / 4,283,370 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 19.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $17,493)	$ 1,379,267
Interest	38,594
Securities lending income	51,857
Total Income	1,469,718
Expenses: Advisory fee	1,122,973
Transfer agent fees	70,152
Custody fees	13,237
Distribution and shareholder servicing fees	368,127
Auditing	14,122
Accounting fees	37,269
Legal	92,899
Directors' fees and expenses	12,012
Registration fees	48,389
Other	5,612
Total expenses	1,784,792
Net investment income (loss)	(315,074)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	3,162,780
Net unrealized appreciation (depreciation) during the period on investments	(47,179,073)
Net gain (loss) on investment transactions	(44,016,293)
Net increase (decrease) in net assets resulting from operations	$ (44,331,367)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2002 (Unaudited)	Year Ended May 31, 2002
Operations: Net investment income (loss)	$ (315,074)	$ (203,350)
Net realized gain (loss) on investment transactions	3,162,780	1,995,662
Net unrealized appreciation (depreciation) on investment transactions during the period	(47,179,073)	(29,788,755)
Net increase (decrease) in net assets resulting from operations	(44,331,367)	(27,996,443)
Distributions to shareholders from: Net investment income: Class A	-	(441,168)
Institutional Class	-	(411,090)
Net realized gains: Class A	-	(1,229,222)
Class B	-	(238,569)
Class C	-	(43,679)
Institutional Class	-	(575,022)
Fund share transactions: Proceeds from shares sold	20,480,776	51,654,229
Reinvestment of distributions	-	2,493,875
Cost of shares redeemed	(42,212,900)	(71,951,195)
Net increase (decrease) in net assets from Fund share transactions	(21,732,124)	(17,803,091)
Increase (decrease) in net assets	(66,063,491)	(48,738,284)
Net assets at beginning of period	336,694,680	385,432,964
Net assets at end of period (including accumulated net investment loss of $357,281 and $42,207, respectively)	$ 270,631,189	$ 336,694,680

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2002[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 22.67	$ 24.56	$ 21.22	$ 25.68	$ 21.29	$ 16.93
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	(.01)[b]	.06	.10	(.01)	.05
Net realized and unrealized gain (loss) on investment transactions	(2.95)	(1.69)	4.12	(3.54)	4.70	4.60
Total from investment operations	(2.97)	(1.70)	4.18	(3.44)	4.69	4.65
Less distributions from: Net investment income	-	(.05)	(.07)	(.03)	(.03)	(.10)
Net realized gains on investment transactions	-	(.14)	(.77)	(.99)	(.27)	(.19)
Total distributions	-	(.19)	(.84)	(1.02)	(.30)	(.29)
Net asset value, end of period	$ 19.70	$ 22.67	$ 24.56	$ 21.22	$ 25.68	$ 21.29
Total Return (%)[c]	(13.10)**	(6.96)	20.14	(13.63)	22.31	27.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	193	217	215	284	198
Ratio of expenses (%)	1.28*	1.21	1.18	1.18	1.20	1.24
Ratio of net investment income (loss) (%)	(.21)*	(.03)	.18	.38	(.02)	.29
Portfolio turnover rate (%)	25*	20	20	32	21	8
[a] For the six months ended November 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended May 31,	2002[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 21.89	$ 23.85	$ 20.72	$ 25.29	$ 21.10	$ 16.84
Income (loss) from investment operations: Net investment income (loss)	(.09)[b]	(.17)[b]	(.13)	(.09)	(.14)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(2.85)	(1.65)	4.03	(3.46)	4.60	4.54
Total from investment operations	(2.94)	(1.82)	3.90	(3.55)	4.46	4.48
Less distributions from: Net investment income	-	-	-	(.03)	-	(.03)
Net realized gains on investment transactions	-	(.14)	(.77)	(.99)	(.27)	(.19)
Total distributions	-	(.14)	(.77)	(1.02)	(.27)	(.22)
Net asset value, end of period	$ 18.95	$ 21.89	$ 23.85	$ 20.72	$ 25.29	$ 21.10
Total Return (%)[c]	(13.43)**	(7.63)	19.22	(14.29)	21.39	26.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	36	46	40	53	37
Ratio of expenses (%)	2.04*	1.96	1.93	1.93	1.95	1.98
Ratio of net investment income (loss) (%)	(.97)*	(.78)	(.57)	(.37)	(.77)	(.47)
Portfolio turnover rate (%)	25*	20	20	32	21	8
[a] For the six months ended November 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended May 31,	2002[a]	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.89	$ 23.85	$ 20.72	$ 25.27	$ 19.09
Income (loss) from investment operations: Net investment income (loss)	(.09)[c]	(.17)[c]	(.13)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.85)	(1.65)	4.03	(3.45)	6.48
Total from investment operations	(2.94)	(1.82)	3.90	(3.53)	6.45
Less distributions from: Net investment income	-	-	-	(.03)	-
Net realized gains on investment transactions	-	(.14)	(.77)	(.99)	(.27)
Total distributions	-	(.14)	(.77)	(1.02)	(.27)
Net asset value, end of period	$ 18.95	$ 21.89	$ 23.85	$ 20.72	$ 25.27
Total Return (%)[d]	(13.43)**	(7.63)	19.22	(14.22)	34.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	7	6	3
Ratio of expenses (%)	2.04*	1.96	1.93	1.93	1.85*
Ratio of net investment income (loss) (%)	(.97)*	(.78)	(.57)	(.39)	(.73)*
Portfolio turnover rate (%)	25*	20	20	32	21
[a] For the six months ended November 30, 2002 (Unaudited).
[b] For the period October 28, 1998 (commencement of sales of Class C shares) to May 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Institutional Class
Years Ended May 31,	2002[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 22.80	$ 24.70	$ 21.35	$ 25.75	$ 21.32	$ 16.94
Income (loss) from investment operations: Net investment income (loss)	-b,c	.05[b]	.11	.15	.04	.10
Net realized and unrealized gain (loss) on investment transactions	(2.96)	(1.71)	4.15	(3.53)	4.70	4.61
Total from investment operations	(2.96)	(1.66)	4.26	(3.38)	4.74	4.71
Less distributions from: Net investment income	-	(.10)	(.14)	(.03)	(.04)	(.14)
Net realized gains on investment transactions	-	(.14)	(.77)	(.99)	(.27)	(.19)
Total distributions	-	(.24)	(.91)	(1.02)	(.31)	(.33)
Net asset value, end of period	$ 19.84	$ 22.80	$ 24.70	$ 21.35	$ 25.75	$ 21.32
Total Return (%)	(12.98)**	(6.73)	20.44	(13.39)	22.53	28.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	100	116	106	125	94
Ratio of expenses (%)	1.03*	.96	.93	.93	.95	.98
Ratio of net investment income (loss) (%)	.04*	.22	.43	.65	.23	.54
Portfolio turnover rate (%)	25*	20	20	32	21	8
[a] For the six months ended November 30, 2002 (Unaudited). [b] Based on average shares outstanding during the period. [c] Amount is less than $.005. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Flag Investors Equity Partners Fund, Inc. ("Scudder Flag Investors Equity Partners Fund" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of international securities. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Fund or the borrower may terminate the loan.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semi-annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 131,806
Undistributed net long-term capital gains	$ 910,021
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation) on investments	$ 104,341,797

In addition, during the year ended May 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 852,258
Distributions from long-term capital gains	$ 2,086,492

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $33,880,642 and $38,856,462 respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corp. ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2002, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.82% of the Fund's average daily net assets. Alex. Brown Investment Management ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund.

Service Provider Fees. ICCC is the Fund's accounting and transfer agent. The amount charged to the Fund by ICCC for accounting services aggregated $37,269, of which $2,189 is unpaid at November 30, 2002. Transfer agent charges to the Fund by ICCC aggregated $70,152, of which $45,097 is unpaid at November 30, 2002.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, is the Fund's custodian. The amount charged to the Fund by the custodian aggregated $13,237, of which $12,886 is unpaid at November 30, 2002.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor for the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2002
Class A	$ 197,327	$ 32,015
Class B	108,663	16,700
Class C	19,437	3,069
	$ 325,427	$ 51,784

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at November 30, 2002	Effective Rate
Class B	$ 36,221	$ 5,567	0.25%
Class C	6,479	1,023	0.25%
	$ 42,700	$ 6,590

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Prior to August 19, 2002, ICCD was the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2002 aggregated $1,414.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2002, the CDSC for Class B and C shares aggregated $48,401 and $664, respectively.

Other. The Fund may invest in Deutsche Cash Management Fund Institutional, an open-end management investment company managed by Deutsche Asset Management, Inc.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2002		Year Ended May 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	349,294	$ 6,780,955	1,080,686	$ 24,638,882
Class B	136,483	2,586,041	425,853	9,299,161
Class C	5,610	104,022	58,231	1,273,794
Institutional Class	569,823	11,009,758	720,971	16,442,392
		$ 20,480,776		$ 51,654,229
Shares issued to shareholders in reinvestment of distributions
Class A	-	$ -	66,803	$ 1,520,676
Class B	-	-	9,761	213,854
Class C	-	-	1,842	40,357
Institutional Class	-	-	31,389	718,988
		$ -		$ 2,493,875
Shares redeemed
Class A	(1,049,419)	$ (20,568,500)	(1,460,915)	$ (33,200,204)
Class B	(402,089)	(7,370,425)	(677,896)	(14,862,310)
Class C	(39,385)	(722,194)	(65,483)	(1,434,627)
Institutional Class	(693,126)	(13,551,781)	(1,025,819)	(22,454,054)
		$ (42,212,900)		$ (71,951,195)
Net increase (decrease)
Class A	(700,125)	$ (13,787,545)	(313,426)	$ (7,040,646)
Class B	(265,606)	(4,784,384)	(242,282)	(5,349,295)
Class C	(33,775)	(618,172)	(5,410)	(120,476)
Institutional Class	(123,303)	(2,542,023)	(273,459)	(5,292,674)
		$ (21,732,124)		$ (17,803,091)

E. Subsequent Event

The Directors of the Fund voted on December 16, 2002 to change the transfer agent from Investment Company Capital Corporation ("ICCC") to Scudder Investment Services Company ("SISC").

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Flag Investors Equity Partners Fund (the "fund") was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Directors of the fund to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	12,702,937	52,017
S. Leland Dill	12,695,381	59,573
Martin J. Gruber	12,702,683	52,271
Richard T. Hale	12,702,937	52,017
Joseph R. Hardiman	12,702,683	52,271
Richard J. Herring	12,702,937	52,017
Graham E. Jones	12,696,658	58,296
Rebecca W. Rimel	12,702,937	52,017
Philip Saunders, Jr.	12,699,199	55,755
William N. Searcy	12,702,937	52,017
Robert H. Wadsworth	12,702,724	52,230

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the fund and Deutsche Asset Management, Inc. ("DeAM, Inc.") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board of Directors who are not "interested persons."

Affirmative	Against	Abstain
12,627,691	54,575	72,688

3. To approve a new sub-advisory agreement (a "New Sub-Advisory Agreement") among the fund, Deutsche Asset Management, Inc. ("DeAM, Inc.") and Alex. Brown Investment Management ("ABIM") (the "Sub-Advisor") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board of Directors who are not "interested persons."

Affirmative	Against	Abstain
12,676,768	28,705	49,481

Account Management Resources

Legal Counsel

Wilkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002